As filed with the Securities and Exchange Commission on August 26, 2005

Securities Act Registration No. 333-105287

Investment Company Act Registration No. 811-21345

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[Ö]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 2	[Ö]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[Ö]

Amendment No. 3	[Ö]

NORCAP FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

8010 Excelsior Drive, Suite 300
Madison, Wisconsin	53717
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including Area Code: (608) 831-8018

Daniel T. Murphy

Chairman and President

NorCap Funds, Inc.

8010 Excelsior Drive, Suite 300

Madison, Wisconsin 53717

(Name and Address of Agent for Service)

Copies to:

Pamela M. Krill

Godfrey & Kahn, S.C.

One East Main Street

P.O. Box 2719

Madison, Wisconsin  53701-2719

It is proposed that this filing will become effective (check appropriate box):

[   ]

immediately upon filing pursuant to paragraph (b) of Rule 485.

[   ]

on (date) pursuant to paragraph (b) of Rule 485.

[   ]

60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[Ö]

on October 28, 2005  pursuant to paragraph (a)(1) of Rule 485.

[   ]

75 days after filing pursuant to paragraph (a)(2) of Rule 485.

[   ]

on (date) pursuant to paragraph (a)(2) of Rule 485

NORCAP FUNDS, INC.

PROSPECTUS

NorCap Growth Fund

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

October 28, 2005

NorCap Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P. O. Box 701

Milwaukee, Wisconsin 53201-0701

1-866-5NORCAP

www.norcap.com

The NorCap Growth Fund (the “Fund”) is a series of NorCap Funds, Inc. (the “Company”).

The investment objective of the Fund is long-term capital appreciation.  The Fund invests primarily in a diversified portfolio of equity securities of growth companies with mid- to large-sized market capitalizations.

The Fund’s investment objective may not be changed without shareholder approval.

This Prospectus contains information you should consider before investing in the Fund.  Please read it carefully and keep it for future reference.

TABLE OF CONTENTS

The NorCap Growth Fund at a Glance	1
Fees and Expenses of the Fund	3
Principal Investment Strategy	4
Implementation of Principal Investment Strategy	4
Fund Management	5
Prior Performance of Northern	6
Financial Highlights	8
Your Account	8
Valuation of Fund Shares	11
Tax-Sheltered Retirement Plans	12
Portfolio Holdings Disclosure Policy	12
Dividends, Capital Gain Distributions and Tax Treatment	12
Privacy Policy	13

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  The Company has not authorized others to provide additional information.  The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

Please see page 13 for a description of the Fund’s privacy policy.

THE NORCAP GROWTH FUND AT A GLANCE

Investment Objective.  The Fund’s goal, also referred to as its investment objective, is long-term capital appreciation.

Principal Investment Strategy.  The Fund seeks to achieve its goal primarily through investment in a diversified portfolio of equity securities of growth companies with mid- to large-sized market capitalizations.  For this purpose, a mid- to large-sized market capitalization company would typically have a market capitalization of $2.5 billion or more.  In constructing a portfolio for the Fund, the Fund’s adviser, Northern Capital Management, LLC (“Northern”), selects securities with the highest expected rates of return based on Northern’s analysis of each company’s competitive position and growth opportunities.  Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, depositary receipts and securities convertible or exchangeable into common or preferred stocks.  Under normal market conditions, the Fund will invest at least 80% of its net assets in these securities.

Principal Risk Factors.  The main risks of investing in the Fund are:

Mid Cap Risks:   Mid-cap companies often have more limited managerial and financial resources than larger, more established companies, and therefore, may be more vulnerable to adverse business conditions or economic events than larger companies.  Because the Fund will invest in mid-capitalization stocks, you should expect that the value of the Fund’s shares may be more volatile than a fund that invests exclusively in large capitalization companies.

Liquidity Risks: Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that we would like to sell.  We may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risks:  The Fund’s investments are subject to market risk, so that the value of the Fund’s investments may decline.  If the value of the Fund’s investments goes down, you may lose money.  The share price of the Fund is expected to fluctuate.  Your shares at redemption may be worth more or less than your initial investment.

Growth Stock Selection Risks:  The overall market indices combine a mixture of growth and value stocks.  Depending on what type companies may be responsible for moving the market, it is possible that the stock prices of the growth companies selected for the Fund may decline or not increase when the stock market in general is rising.

We cannot guarantee that the Fund will achieve its investment objective.

Who Should Invest.  The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle.  The Fund may be an appropriate investment for you if you:

•

Seek long-term capital appreciation;

•

Have long-term goals, such as planning for retirement; and

•

Want to include a mid- to large-cap growth fund in your portfolio.

Performance Information.  The performance information in the bar chart and tables that follow gives some indication of how the Fund’s performance can vary, which is one indication of the risks of investing in the Fund. The information shows changes in the Fund’s performance for its first full calendar year of operations and shows how the Fund’s average annual returns (before and after taxes) compare with those of a broad-based measure of market performance over the life of the Fund. Please remember that the Fund’s past performance (before and after taxes) does not reflect how the Fund may perform in the future.

NorCap Growth Fund

Calendar Year Total Returns*

* The Fund commenced operations on August 29, 2003.

NorCap Growth Fund

Best and Worst Quarterly Performance

Best Quarter Return	Worst Quarter Return
6.93% (4th quarter, 2004)	-5.09% (3rd quarter, 2004)

The after-tax returns for the Fund shown in the table below are intended to show the impact of assumed federal income taxes on an investment in the Fund.  The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  For 2004, the highest ordinary income and short-term gain rate was 35%, the highest rate on qualified dividends was 15% and the highest long-term gain rate was 15%.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  The after-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”).

Average Annual Total Returns as of December 31, 2004

Fund/Index	One Year	Since Inception(1)
NorCap Growth Fund
Return Before Taxes	2.97%	9.37%
Return After Taxes on Distributions	2.27%	8.80%
Return After Taxes on Distributions and Sale of Fund Shares	2.21%	7.76%
Russell 1000 Growth Index(2)
(reflects no deduction for fees, expenses or taxes)	6.30%	12.26%
S&P 500 Index(3)
(reflects no deduction for fees, expenses or taxes)	10.88%	11.52%

_______________

(1)

The Fund commenced operations on August 29, 2003.

(2)

The Russell 1000 Growth Index is an unmanaged index generally representative of large capitalization U.S. growth companies.  The index does not reflect management fees, brokerage fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in an index is not possible.

(3)

The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market.  The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in an index is not possible.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

        NONE(1)

The shares of the Fund are no-load, so you pay no sales

charges (loads) to buy or sell shares.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)(2)

Management Fees	0.80%
Distribution (12b-1) Fees	NONE
Other Expenses (3)	1.01%
Total Annual Fund Operating Expenses	1.81%
Fee Waiver/Reimbursement(3)	(1.01)%
Net Expenses	0.80%

_____________________

(1)

The Fund will charge a service fee of $25 for checks that do not clear.  If you redeem by wire, you will be charged a $15 fee.  If you hold Fund shares in an IRA account, you will be charged an annual IRA maintenance fee of $15 per IRA account, with a maximum charge of $30.  If you redeem by mail and request overnight delivery of your redemption check, you will be charged the cost of overnight delivery service.

(2)

Stated as a percentage of the Fund’s average daily net assets.

(3)

Pursuant to an expense cap agreement dated July 15, 2003 between Northern and the Fund, Northern contractually agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 0.80% of the Fund’s average daily net assets.  The expense cap agreement will continue in effect until June 30, 2007, with successive renewal terms of one year unless terminated by Northern or the Fund prior to renewal.  “Other Expenses,” which reflect amounts incurred during the last fiscal year and include custodian, administration, transfer agency and other customary fund expenses, are presented before any waivers or reimbursements.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that your dividends and distributions have been reinvested, that the Fund’s operating expenses remain the same each year and that Northern’s fee waiver/expense reimbursement discussed above will continue for a two year period.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

1 Year

3 Years

5 Years

10 Years

$82

$256

$679

$1,860

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 65% of its net assets in the equity securities of growth companies with a market capitalization of $2.5 billion or more at the time of the Fund’s investment.  The Fund will invest at least 80% of its net assets in equity securities.  These securities include:  common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; depositary receipts; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody’s Investors Service or BBB or higher by Standard & Poor’s or Fitch Ratings.

As the Fund’s adviser, Northern believes that investors will pay more for a company as the company’s earnings growth rate increases and as the likelihood of sustaining the higher earnings growth rate improves.  Northern conducts bottom-up research to identify and select growth companies that have sustainable competitive advantages, as companies with this characteristic typically grow their earnings faster than their peers.  Northern begins the stock selection process by generating an investment universe of 400 companies by screening for companies with a market capitalization greater than $2.5 billion and historical earnings growth greater than the S&P 500 Index.  Northern’s analysts then conduct company specific analysis to evaluate a company’s near-term growth prospects and to determine long-term earnings growth estimates for each company versus the S&P 500 Index.  In addition, Northern’s analysts evaluate and rank each company’s competitive position within its industry to determine which companies are likely to sustain their earnings growth rates longer-term.  Northern uses these two measures – the relative earnings growth estimate and the competitive advantage ranking – to develop target prices and expected returns for each stock.  The stocks are then ranked by their expected return and portfolio managers construct the Fund’s portfolio from the 40-60 most attractive stocks based on expected return, subject to diversification constraints.  Stocks are generally held for 12 months.  Stocks are sold for any of the following reasons:  successful realization of price target; re-evaluation of investment thesis; or identification of more attractive purchase candidates.  Northern’s portfolio managers meet daily to discuss the portfolio and to determine which securities will be sold based on one or more of these reasons.

IMPLEMENTATION OF PRINCIPAL INVESTMENT STRATEGY

Common Stocks and Other Equity Securities.  The Fund will invest at least 80% of its net assets in common stocks and other equity securities.  Other equity securities may include depositary receipts, preferred stocks, warrants to purchase common and preferred stocks and securities convertible or exchangeable into common or preferred stock.

Principal Risk:  Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Temporary Investments.  The Fund intends to be fully invested at all times and, accordingly, will only hold cash or short-term fixed income securities to meet anticipated redemption requests, pending investment and to pay expenses which, in any case, generally will not exceed 20% of the Fund’s net assets. The Fund may, however, temporarily exceed this 20% limitation, but only in circumstances pending investment and only for short periods of time.

Principal Risk:  To the extent the Fund exceeds the 20% limitation as noted above, the Fund’s ability to achieve its investment objective may be diminished.

FUND MANAGEMENT

Under the laws of the State of Wisconsin, the Board of Directors of the Company (the “Board of Directors”) is responsible for managing the Company’s business and affairs.  The Board of Directors also oversees duties required by applicable state and federal law.  The Company has entered into an investment advisory agreement with Northern dated July 15, 2003 (the “Investment Advisory Agreement”), pursuant to which Northern manages the Fund’s investments and business affairs, subject to the supervision of the Company’s Board of Directors.  Northern provides office facilities for the Fund and pays the salaries, fees, and expenses of all officers and directors of the Fund who are interested persons of Northern.

Adviser.  The Fund is managed by Northern, which manages the Fund’s portfolio assets and administers the Company’s business affairs.  The predecessor to Northern, Northern Capital Management, Inc., was organized in September 1979, and became Northern Capital Management, LLC in June 2000.  Northern is located at 8010 Excelsior Drive, Suite 300, Madison, Wisconsin 53717.  Northern provides investment management services for mutual funds and other investment portfolios representing assets, as of June 30, 2005, of approximately $2 billion.  Since its inception, Northern’s principal business has been providing investment advice for pension and profit-sharing plans, institutional investors, and private accounts.  Under the Investment Advisory Agreement, the Fund compensates Northern for its management services at the annual rate of 0.80% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement dated July 15, 2003 between Northern and the Fund, Northern agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 0.80% of the Fund’s average daily net assets.  This expense cap will continue in effect until June 30, 2007, with successive renewal terms of one year unless terminated by Northern or the Fund prior to any such renewal.  The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund’s overall return to investors at the time any such amounts are waived and/or reimbursed.  Because Northern waived its entire management fee for the fiscal year ended June 30, 2005, no fees were paid to Northern by the Fund for this period. Additional information concerning the basis upon which the Fund’s Board of Directors approved the advisory contract with Northern is available in the SAI.

Portfolio Managers.  The day-to-day management responsibilities for the Fund’s portfolio are primarily handled by Northern’s portfolio management team.  The portfolio management team is managed primarily by Daniel T. Murphy and Brian A. Hellmer.  The Fund’s overall investment strategy and portfolio allocation and risk parameters are determined by Northern’s Investment Committee, which consists of Stephen L. Hawk, Mr. Murphy and Mr. Hellmer.  Mr. Hawk, Chairman of Northern, has been with the firm since March 1983; Mr. Murphy, the President, Chief Investment Officer, Portfolio Manager and a Director of Northern, joined the firm in March 1995 and was a Senior Investment Analyst at Brinson Partners, Inc. from December 1989 to March 1995; and Mr. Hellmer, Senior Vice President and Director of Research of Northern, joined the firm in April 1996 and was an Investment Officer of Fleet Investment Advisors from July 1989 to April 1996.  The portfolio management team reviews and approves the analyst’s recommendations and makes the final buy and sell decisions.  The Fund’s portfolio is reviewed on a weekly basis by the Investment Committee.

The Fund’s SAI provides additional information about the members of Northern’s Investment Committee, including other accounts they manage, their ownership of Fund shares, and their compensation.

Custodian, Transfer Agent and Administrator.  U.S. Bank, N.A. acts as custodian of the Fund’s assets.  U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, serves as the transfer agent for the Fund (the “Transfer Agent”) and as the Fund’s administrator.

Distributor.  Quasar Distributors, LLC, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., acts as principal distributor of the Fund’s shares (the “Distributor”).  The Distributor is an affiliate of U.S. Bank and the Transfer Agent.

PRIOR PERFORMANCE OF NORTHERN

Private Accounts.  The following table shows the historical composite performance data for all of Northern’s private advisory accounts which have investment objectives, policies, strategies and risks substantially similar to the Fund, known as the Northern Equity Portfolio (the “Composite”).

The Composite has not been subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Internal Revenue Code of 1986, as amended, and the Investment Company Act of 1940, as amended, respectively.  Consequently, the performance results for the Composite could have been adversely affected if the Composite had been regulated under the federal security and tax laws.  The data is provided to illustrate the past performance of Northern in managing a substantially similar portfolio as measured against the Russell 1000 Growth Index and the S&P 500 Index and does not represent the performance of the Fund.

Northern’s performance information has been prepared and presented in accordance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS®), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS®).  AIMR has not been involved in the preparation or review of this information.  All returns presented were calculated on a total return basis and include all dividends and interest, if any, accrued income, if any, and realized and unrealized gains and losses.  All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the accounts included in the Composite, without provision for federal or state income taxes.  Cash and cash equivalents are included in the performance returns.  No leveraged positions were used.  Total return is calculated monthly in accordance with the time weighted rate of return method provided for by AIMR standards accounted for on a trade-date and accrual basis.  The monthly returns are linked to derive an annual total return.  AIMR standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return.

The Composite’s returns have been reduced by 0.80% to replicate the Fund’s total operating expenses, net of waivers and reimbursements.  Actual expenses incurred by private accounts included in the Composite are not reflected in the performance information shown.  You should not consider this performance data as an indication of the future performance of the Fund or Northern.

Northern Equity Composite Performance History:  Calendar Year Returns 1/1/91-06/30/05

Periods Ended	Northern Equity Composite Rate of Return	Russell 1000 Growth Index(1)	S&P 500 Index(2)
1991	70.3%	41.3%	30.5%
1992	1.5%	5.0%	7.6%
1993	12.8%	2.9%	10.1%
1994	-3.6%	2.6%	1.3%
1995	43.3%	37.2%	37.5%
1996	22.1%	23.1%	23.0%
1997	30.0%	30.5%	33.3%
1998	23.5%	38.7%	28.6%
1999	23.7%	33.2%	21.0%
2000	-8.6%	-22.4%	-9.1%
2001	-0.6%	-20.4%	-11.9%
2002	-33.1%	-27.9%	-22.2%
2003	30.4%	29.8%	28.7%
2004	3.9%	6.3%	10.9%
Jan. 1 to June 30, 2005	-4.1%	-1.7%	-0.8%

Northern Equity Composite Performance History: Cumulative Annualized Returns 1/1/91-06/30/05
Periods Ended	Northern Equity Composite Rate of Return	Russell 1000 Growth Index(1)	S&P 500 Index(2)
1 Year	-2.7%	1.7%	6.3%
3 Years	6.5%	7.3%	8.3%
5 Years	-4.4%	-10.4%	-2.4%
7 Years	1.3%	-1.1%	2.2%
10 Years	9.3%	7.4%	10.0%
From Inception(3)	12.8%	9.7%	11.5%

Average Annualized Return in Percent:  1/1/91-06/30/05

Northern Equity Composite Performance

12.8%

Russell 1000 Growth Index

9.7%

S&P 500 Index

11.5%

____________

(1)

The Russell 1000 Growth Index is an unmanaged index generally representative of large capitalization U.S. growth companies.  The index does not reflect management fees, brokerage fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in an index is not possible.

(2)

The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market.  The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in an index is not possible.

(3)

The Composite commenced operations on January 1, 1991.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years since the Fund’s inception.  Certain information reflects results for a single Fund share.  The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund for the stated period (assuming reinvestment of all dividends and distributions).  This information has been audited by Ernst & Young, LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report of the Fund, which is available upon request.

	Year ended June 30, 2005	August 29, 2003(1) through June 30, 2004
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD	$11.14	$10.00

Income from investment operations:
Net investment income	0.07	0.01
Net realized and unrealized gain on investments	(0.44)	1.14

Total income from investment operations	(0.37)	1.15

Less distributions:
Dividends from net investment income	(0.00)	(0.00)
Distributions from net capital gains	(0.30)	(0.01)

Total dividends and distributions	(0.30)	(0.01)

NET ASSET VALUE, END OF PERIOD	$10.47	$11.14

TOTAL RETURN	(3.39)%	11.49%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period	$22,212,045	$22,648,037
Ratio of expenses to average net assets
Before expense reimbursement	1.81%	2.12%(3)
After expense reimbursement	0.80%	0.80%(3)
Ratio of net investment income (loss) to average net assets
Before expense reimbursement	(0.32)%	(1.23)%(3)
After expense reimbursement	0.69%	0.09%(3)
Portfolio turnover rate	63.68%	80.79%(2)

_______________________

(1)

Commencement of operations

(2)

Not annualized

(3)   Annualized

YOUR ACCOUNT

How to Purchase Shares.  Shares of the Fund are sold on a continuous basis at net asset value (“NAV”).  The Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV is determined by adding the value of the Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.

Timing of Requests.  Your purchase price will be the Fund’s NAV next determined after the Transfer Agent receives your request in proper form.  All requests received in good order before the close of regular trading on the NYSE will be executed at the NAV computed on that day.  Requests received after the close of regular trading on the NYSE will receive the next business day’s NAV.

A confirmation indicating the details of the transaction will be sent to you promptly.  Shares are credited to your account, but certificates are not issued.  However, you will have full shareholder rights.

The Fund’s minimum initial investment is $1,000.  Subsequent investments may be made by mail or wire with a minimum subsequent investment of $200.  The Fund reserves the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•      The name of the Fund

•      The dollar amount of shares to be purchased

•      Purchase application or investment stub

•      Check payable to NorCap Funds, Inc. or, if paying by wire, receipt of Federal Funds

The Fund’s minimum initial investment is $1,000.  Subsequent investments may be made by mail or wire with a minimum subsequent investment of $200.  The Fund reserves the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

IMPORTANT INFORMATION ABOUT IDENTIFICATION PROCEDURES FOR OPENING A NEW ACCOUNT.  The Company, on behalf of the Fund, has established an Anti-Money Laundering Compliance Program designed to help the Federal government fight the funding of terrorism and money laundering activities as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act).  In order to ensure compliance with this law, the Fund is required to obtain the following information for all registered owners and authorized individuals:

●

full name

●

date of birth

●

social security number

●

permanent street address (P.O. Box is not acceptable).

The Fund may also ask to see your driver’s license or other identifying documents.  Corporate accounts will require additional documentation.  If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company, the Distributor and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.  If at any time the Company or the Transfer Agent detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Company or the Transfer Agent may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report and/or may take other action.

If you purchase shares of the Fund by check and request the redemption of such shares within 15 days of the initial purchase, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared.  This is a security precaution only and does not affect your investment.

Initial Investment - Minimum $1,000.  You may purchase shares of the Fund by completing an application and mailing it, along with a check payable to “NorCap Funds, Inc.,” to the Transfer Agent or Distributor, whose addresses appear on the inside back cover page of this Prospectus.  The Fund will not accept cash, travelers checks, credit card checks, third-party checks, U.S. Treasury checks, money orders or cashier’s checks.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by the Fund as a result.  All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to decline an application in whole or in part.

The Fund offers a telephone purchase option pursuant to which money will be moved from the shareholder’s bank account to the shareholder’s Fund account upon request.  To purchase Fund shares by telephone, please call the Transfer Agent at 1-866-5NORCAP.  To have Fund shares purchased at the NAV determined as of the close of regular trading on a given date, the Transfer Agent must receive both the purchase order and payment by Electronic Funds Transfer through the Automated Clearing House (“ACH”) System before the close of regular trading on such date (generally 4:00 p.m., Eastern Time).  Most transfers are completed within three business days.  The minimum transaction amount for a telephone purchase is $200.  For telephone purchases, only bank accounts held at domestic financial institutions that are ACH members can be used for transactions.

In addition, you may purchase shares of the Fund by wire.  The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.  Before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.

Federal Wire Address

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA# 075000022

Credit:  U.S. Bancorp Fund Services

Account Number:  112-952-137

Further Credit:

NorCap Funds, Inc.

NorCap Growth Fund

Shareholder name and account number

Subsequent Investments - Minimum $200.  You may make additions to your account in amounts of $200 or more by mail, telephone or by wire.  When making an additional purchase by mail, fill out the additional investment form provided on the lower portion of your account statement and send it, along with a check payable to “NorCap Funds, Inc.,” to the Transfer Agent or Distributor.  To make an additional purchase by telephone, please contact the Transfer Agent.  To make an additional purchase by wire, please contact the Transfer Agent before sending the wire to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after the Transfer Agent receives your request in proper form.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request in good order.  However, the Fund may hold payment of that portion of an investment, which was made by check which has not been collected for up to 12 days.  If you request the redemption proceeds be sent to you via overnight delivery service, the cost of the overnight delivery service will be deducted from your account.

When making a redemption request, make sure your request is in good order.  “Good order” means your letter of instruction includes:

•      The name of the Fund

•      The number of shares or the dollar amount of shares to be redeemed

•      Signatures of all registered shareholders exactly as the shares are registered

•      The account number

Written Redemption.  To redeem your Fund shares, please furnish a written, unconditional request to the Transfer Agent or Distributor.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank, in which case a $15 fee will be deducted from your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Market Timing Policy.  Depending on various factors (including the size of the Fund, the amount of assets Northern typically maintains in cash or cash equivalents, and the dollar amount, number and frequency of trades), short-term or excessive trading into and out of the Fund, generally known as market timing, may harm all shareholders by disrupting investment strategies; increasing brokerage, administrative and other expenses; decreasing tax efficiency; diluting the value of shares held by long-term shareholders; and impacting Fund performance.  The Company’s board of directors has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of market timing (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase or redemption request from an investor who, based on information provided by its service providers and in the Fund’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  The Fund, Northern and affiliates thereof will not enter into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Company is currently using several methods to detect and deter market timing: these methods include adhering to the policy as described above, ensuring that waivers to the policy, if any, are reported to the Company’s board of directors quarterly and that no waivers are granted to affiliated persons of the Company, and receiving quarterly reports from Northern regarding any irregular trading activity in Fund shares.

While the Fund seeks to take action that will detect and deter market timing, the risks of market timing cannot be completely eliminated.  For example, the Fund may not be able to identify or reasonably detect or deter market timing transactions that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase or redemption orders to the Fund on behalf of their customers who are the beneficial owners.  More specifically, unless the financial intermediaries have the ability to detect and deter market timing transactions themselves, the Fund may not be able to determine whether the purchase or sale is connected with a market timing transaction.  Additionally, there can be no assurance that the systems and procedures of the Transfer Agent will be able to monitor all trading activity in a manner that would detect market timing.  However, the Fund and Northern will attempt to detect and deter market timing in transactions by all Fund investors, whether directly through the Transfer Agent or through financial intermediaries.

Signature Guarantees.  Signature guarantees are required for:  (i) redemption requests mailed or wired to a person other than the registered owner(s) of the shares, (ii) redemption requests mailed or wired to other than the address of record, (iii) redemption requests submitted within 30 days of an address change, (iv) when adding or changing bank or wiring instructions on an account and (v) when changing account ownership.  A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution.  A notary public is not an acceptable guarantor.

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in the account falls below $1,000.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

VALUATION OF FUND SHARES

The price of Fund shares is the Fund’s NAV, which is calculated using the market price method of valuation and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after the order or request is placed.    The Fund does not determine NAV on days the NYSE is closed.  The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  In addition, if any of these holidays fall on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when such holidays fall on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.  Any securities or other assets for which market valuations are not readily available are valued at fair value as determined in good faith by the Board of Directors or its delegate.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

TAX-SHELTERED RETIREMENT PLANS

Through its custodian, U.S. Bank, N.A., the Company offers various qualified retirement plans for adoption by individuals and employers.  Participants in these plans can accumulate shares of the Fund on a tax-deferred basis.  If you designate your investment in the Fund as an IRA, an annual IRA maintenance fee of $15 per account (up to a maximum of $30) will deducted from your account.  Please call 1-888-825-2100 for a current list of the plans offered.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files its portfolio holdings as of the end of the first and third fiscal quarters with the SEC on Form N-Q within 60 days after the end of the quarter, and files its portfolio holdings as of the end of the second and fourth fiscal quarters with the SEC on Form N-CSR within 10 days after mailing the annual and semi-annual reports to shareholders.  Moreover, the Fund’s portfolio holdings as of each quarter end are disclosed to certain rating agencies generally no earlier than ten days after each calendar quarter end.  The Fund also posts to its website the Fund’s portfolio holdings as of each month end, generally no earlier than five days after each month end. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT

For federal income tax purposes, distributions from the investment company taxable income (which includes dividends, interest, net short-term capital gains, and other types of ordinary income), if any, generally are taxable to you as ordinary income whether reinvested in additional shares in the Fund or received in cash, unless such distributions are attributable to “qualified dividend income” eligible for the reduced rate of tax on net long-term capital gains. Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested in additional shares or received in cash and regardless of the length of time you owned your shares.  Currently, the maximum rate applicable to long-term capital gains, and thus qualified dividend income, is set at 15%.

Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your basis in the redeemed shares.

Shareholders are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year.  Such capital gains and dividends may also be subject to state or local taxes.  If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

The Fund will usually distribute dividends and capital gains at least annually.  When a dividend or capital gain is distributed, the Fund’s net asset value decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  The Fund expects that, because of its investment objective, its distributions will consist primarily of capital gains.  All dividends or capital gain distributions will automatically be reinvested in shares of the Fund at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains or both be paid in cash.  If you elect to have distributions paid in cash, the Fund will automatically reinvest any distributions under $10 in additional shares of the Fund.  If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.  The election to receive dividends or reinvest them may be changed by writing to:  NorCap Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202.  Such notice must be received at least five business days prior to the record date of any dividend or capital gain distribution.

If you do not furnish the Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold a percentage of your taxable distributions and redemption proceeds.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

PRIVACY POLICY

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•

Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•

Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

“Affiliates” include companies related to NorCap Funds, Inc. through common control or ownership.  Affiliates include Northern Capital Management, LLC, the Company’s investment adviser.

What Information We Disclose

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law.  We are permitted by law to share any of the information we collect, as described above, with our affiliates.  In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers.  These companies will use this information only for the services for which we hired them and as allowed by applicable law.

Confidentiality and Security Procedures

To protect your personal information, we permit access only by authorized employees.  We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

Additional Rights

You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.  For questions about our policy, please contact NorCap Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202; telephone number: 1-866-5NORCAP.

DIRECTORS

Daniel T. Murphy

Paul A. Perry

John R. Walsh

Christopher M. Miller

Jeffrey L. Bernstein

OFFICERS

Daniel T. Murphy, Chairman and President

Paul A. Perry, Vice President

Brian A. Hellmer, Secretary

Sarah M. Lucas, Treasurer

INVESTMENT ADVISER

Northern Capital Management, LLC

8010 Excelsior Drive, Suite 300

Madison, Wisconsin  53717

CUSTODIAN

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, Ohio  45202

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin  53202

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

For overnight deliveries, use:

NorCap Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin  53202

For regular mail deliveries, use:

NorCap Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin  53201-0701

AUDITORS

Ernst & Young LLP

233 South Wacker Drive

Chicago, Illinois  60606

LEGAL COUNSEL

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin  53202

Additional information regarding the Company and the Fund is included in the Statement of Additional Information (“SAI”) which has been filed with the Securities and Exchange Commission (“SEC”).  The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about the Fund’s investments is also available in the Company’s annual and semi-annual reports to shareholders.  The Company’s annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  You may receive the Fund’s SAI, annual reports and semi-annual reports free of charge, request other information about the Fund and make shareholder inquiries by contacting the Company at the address listed below or by calling, toll-free, 1-866-5NORCAP. You may also retrieve this information at www.norcap.com.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

NorCap Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company’s 1940 Act File Number is 811-21345.

STATEMENT OF ADDITIONAL INFORMATION

NORCAP FUNDS, INC.

NorCap Growth Fund

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

1-866-5NORCAP

www.norcap.com

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the NorCap Funds, Inc. (the “Company”) dated October 28, 2005.  The NorCap Growth Fund (the “Fund”) is a series of the Company.

The Fund’s audited financial statements for the fiscal year ended June 30, 2005 are incorporated herein by reference to the Fund’s Annual Report for the fiscal year ended June 30, 2005.

A copy of the Fund’s Prospectus, Annual Report, Semi-Annual Report, and SAI is available without charge upon request to the above address or toll-free number.  The Prospectus, Annual Report, Semi-Annual Report, and SAI are also available on the above website.

This Statement of Additional Information is dated October 28, 2005.

TABLE OF CONTENTS

Fund Organization	1
Fund Policies: Fundamental and Non-Fundamental	1
Implementation of Investment Objective	3
Directors and Officers	10
Code of Ethics	13
Proxy Voting Policies	14
Principal Shareholders	14
Investment Adviser	15
Fund Transactions and Brokerage	17
Portfolio Managers	19
Distributor	20
Custodian	20
Transfer Agent and Dividend Disbursing Agent	20
Administrator and Fund Accountant	20
Shareholder Meetings	21
Purchase and Pricing of Shares	21
Portfolio Holdings Disclosure Policy	22
Anti-Money Laundering Program	22
Taxation of the Fund	23
Independent Registered Public Accounting Firm	23
Financial Statements	23
Counsel	24
Performance	24

You should rely only on the information contained in this SAI and the Prospectus dated October 28, 2005.  The Company has not authorized others to provide additional information.  This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

FUND ORGANIZATION

The Company is an open-end management investment company, commonly referred to as a mutual fund.  The Company was organized as a Wisconsin corporation on May 12, 2003.

The Company is authorized to issue an indefinite number of $.01 par value shares of common stock in series and classes.  The Company currently offers one series of shares:  the NorCap Growth Fund.  All of the shares of common stock of the Fund are currently designated as investor class shares.

Each share of common stock of the Fund is entitled to one vote on all questions.  In addition, shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors.  Each share of common stock of the Fund is entitled to participate in dividends and capital gains distributions as determined by the Board of Directors.  Each share is entitled to the residual assets of the Fund in the event of liquidation.  Shares have no preemption, conversion or subscription rights.

FUND POLICIES:  FUNDAMENTAL AND NON-FUNDAMENTAL

The investment objective of the Fund is long-term capital appreciation.  The Fund is diversified.

The following is a complete list of the Fund’s fundamental investment limitations which, along with the Fund’s investment objective, cannot be changed without shareholder approval, which requires the approval of a majority of the Fund’s outstanding voting securities.  As used herein, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares of common stock of a Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

The Fund:

1.

May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.

May (i) borrow money from banks, and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the “1940 Act”) which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).  The Fund may also borrow money from other persons to the extent permitted by applicable law.

3.

May not issue senior securities, except as permitted under the 1940 Act.

4.

May not act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5.

May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6.

May not make loans if, as a result, more than 33-1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7.

May not purchase the securities of any issuer if, as a result, the Fund’s total assets invested in the respective industry would violate the Fund’s industry diversification restriction.  Investments in a specific industry are limited to the greater of 25% of the Fund’s total assets or 1.25x the industry’s percentage weight in the Russell 1000 Growth Index.  For example, investments in the Consumer Staples industry, which is 14% of the Russell 1000 Growth Index, would be limited to 25% of the Fund’s total assets.  However, investments in Healthcare, which is 26% of the Russell Growth Index, would be limited to 32.5% of the Fund’s total assets (26% * 1.25 = 32.5%).

8.

May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9.

May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

With the exception of the investment restriction set out in fundamental investment limitation no. 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

The following are the Fund’s non-fundamental operating policies which may be changed by the Board of Directors of the Company (the “Board of Directors”) without shareholder approval.

The Fund may not:

1.

Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2.

Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3.

Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4.

Purchase securities of other investment companies except in compliance with the 1940 Act.

5.

Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6.

Borrow money, except (i) from banks, or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

7.

Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

 Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

IMPLEMENTATION OF INVESTMENT OBJECTIVE

The following information supplements the discussion of the Fund’s investment objectives, policies, and techniques that are described in the Prospectus.

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable).  For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and repurchase agreements with maturities in excess of seven days.  However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets.  The Fund does not currently intend to invest more than 5% of its net assets in illiquid securities.  Rule 144A securities will be treated as illiquid securities, subject to the liquidity guidelines.  The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation.  The Board of Directors has delegated to the Fund’s adviser the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate responsibility for such determinations.  Although no definitive liquidity criteria are used, the Board of Directors has directed the adviser to look to such factors as (i) the frequency of trades and the availability of quotes for the security, (ii) the number of dealers willing to purchase or sell the security and the number of potential purchasers, (iii) the willingness of dealers to undertake to make a market in the security, (iv) the nature of the marketplace for the trading of the security, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer and (v) the likelihood that the marketability of the security will be maintained throughout the anticipated period of time that the security will be held by the Fund.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.  If, through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 5% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short-Term Fixed Income Securities

As described in the Prospectus under the headings “Principal Investment Strategy” and “Implementation of Principal Investment Strategy,” the Fund intends to be fully invested at all times and accordingly will only hold cash or short-term fixed income securities to meet anticipated redemption requests, pending investment and to pay expenses which, in any case, generally will not exceed 20% of the net assets of the Fund.  The Fund may, however, temporarily exceed this 20% limitation, but only in circumstances pending investment and only for short periods of time.  When the Fund takes a temporary position, the Fund may not achieve its investment objective. Short-term fixed income securities are defined to include without limitation, the following:

1.

U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities.  U.S. government agency securities include securities issued by:  (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit.  While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law.  The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities and consequently the value of such securities may fluctuate.

2.

Certificates of Deposit issued against funds deposited in a bank or savings and loan association.  Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s restriction on investments in illiquid securities.  Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon.  Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

3.

Bankers’ acceptances which are short-term credit instruments used to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

4.

Repurchase agreements which involve purchases of debt securities.  In such a transaction, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time.  This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate.  Such actions afford an opportunity for the Fund to invest temporarily available cash.  The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit, or bankers acceptances in which the Fund may invest.  Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.  The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date.  In the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral.  However, if the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest.  The Fund’s adviser monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement.  The adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund.  If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

5.

Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest.  There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

6.

Commercial paper consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations.  Master demand notes are direct lending arrangements between the Fund and a corporation.  There is no secondary market for the notes.  However, they are redeemable by the Fund at any time.  The Fund’s adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.  Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of the Fund’s adviser, of comparable quality.

Short Sales Against the Box

When the Fund’s adviser believes that the price of a particular security held by the Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security.  Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future.  The Fund will limit its transactions in short sales against the box to 5% of its net assets.

Hedging Strategies

General Description of Hedging Strategies.  The Fund may engage in hedging activities, including investments in options, futures contracts (sometimes referred to as “futures”) and options on futures contracts to attempt to hedge the Fund’s holdings.

Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire.  Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest.  The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the “SEC”), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities.  In addition, the Fund’s ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions.  The Company, in accordance with Rule 4.5 under the Commodity Exchange Act (the “CEA”), has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the CFTC and the National Futures Association, which regulate trading in the futures markets.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

The Fund will not enter into futures contracts and options transactions if more than 50% of its net assets would be committed to such instruments.  This limitation is not a fundamental policy of the Fund and may be changed without shareholder approval as regulatory agencies permit.

Asset Coverage for Futures and Options Positions.  The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash and/or other permissible liquid assets in a segregated custodial account in the amount prescribed.  Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options.  The Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes.  Stock index options are put options and call options on various stock indexes.  In most respects, they are identical to listed options on common stocks.  The primary difference between stock options and index options occurs when index options are exercised.  In the case of stock options, the underlying security, common stock, is delivered.  However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index.  The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stocks included in the index.  For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100.  Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.  Options on stock indexes are currently traded on the following exchanges:  the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

The Fund’s use of stock index options is subject to certain risks.  Successful use by the Fund of options on stock indexes will be subject to the ability of the Fund’s adviser to correctly predict movements in the stock market.  This requires different skills and techniques than predicting changes in the prices of individual securities.  In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund.  Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect.  Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes.  It is also possible that there may be a negative correlation between the index and the Fund’s securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options.  There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist.  If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities.  If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.  Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Federal Tax Treatment of Options.  Certain option transactions have special tax results for the Fund.  Expiration of a call option written by the Fund will result in short-term capital gain.  If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

If the Fund writes options other than “qualified covered call options,” as defined in Section 1092 of the Internal Revenue Code of 1986, as amended (the “Code”), or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrecognized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

Under the Code, a “nonequity option” is any option (other than a right to acquire stock from the issuer) which is not an “equity option,” as defined by the Code, and which is traded on or subject to the rules of a qualified board or exchange.  For example, options involving stock indexes such as the Standard & Poor’s 500 and 100 indexes would be “nonequity options” within the meaning of Code Section 1256.  In the case of transactions involving “nonequity options,” the Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code.  In addition, such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated.

Futures Contracts.  The Fund may enter into futures contracts (hereinafter referred to as “Futures” or “Futures Contracts”), including index and interest rate Futures as a hedge against movements in the equity and bond markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA.  The Fund’s hedging may include sales of Futures as an offset against the effect of expected declines in stock or bond prices and purchases of Futures as an offset against the effect of expected increases in stock or bond prices.  The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument.  The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange.  Futures exchanges and trading are regulated under the CEA by the CFTC.

An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written.  An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time, and place.  Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained.  A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index.  More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.  If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized.  Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized.  The transaction costs must also be included in these calculations.  There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund’s open positions in Futures Contracts.  A margin deposit is intended to ensure the Fund’s performance of the Futures Contract.  The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.  Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  In computing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts.  The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor.  For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract.  However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures position.  The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value.  In addition, many of the contracts are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor’s 500 Index, the Standard & Poor’s 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures.  The Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position.  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option.  Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.  Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on Futures Contracts in connection with hedging strategies.  Generally, these strategies would be employed under the same market and market sector conditions in which the Fund uses put and call options on securities or indexes.  The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Fund’s securities holdings against the risk of declining market prices.  The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract.  If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities.  If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged.  Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

Depositary Receipts

The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”) or other securities convertible into securities or issuers based in foreign countries.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  EDRs are European receipts evidencing a similar arrangement.  For purposes of the Fund’s investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

ADR facilities may be established as either “unsponsored” or “sponsored.”  While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.  A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility.  Holders of unsponsored ADRs generally bear all the costs of such facilities.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Lending of Portfolio Securities

The Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors, but only when the borrower maintains with the Fund’s custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.  However, the Fund does not presently intend to engage in such lending.  In determining whether to lend securities to a particular broker-dealer or institutional investor, the Fund’s adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower.  The Fund will retain authority to terminate any loans at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker.  The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. Pursuant to the legislative history accompanying the passage of the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends received by the Fund on the loaned securities are not treated as “qualified dividends” for tax purposes. The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund’s interest.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers.  In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days).  The repurchase agreement, thereby, determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The Fund’s adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.  Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.  Although no definitive creditworthiness criteria are used, the Fund’s adviser reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks.  The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Portfolio Turnover

The Fund may sell a portfolio investment soon after its acquisition if the Fund’s investment adviser believes that such a disposition is consistent with attaining the investment objective of the Fund.  Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.  A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs, which must be borne directly by the Fund and ultimately by its shareholders.  High portfolio turnover may result in the realization of substantial net capital gains.  To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.  The table below shows the portfolio turnover rate for the fiscal years since the Fund’s inception.

Portfolio turnover rate:	July 1, 2004 through June 30, 2005	August 29, 2003(1) through June 30, 2004

NorCap Growth Fund	63.68%	80.79%(2)

_________________

(1)      The Fund commenced operations on August 29, 2003.

(2)      Not annualized.

DIRECTORS AND OFFICERS

Under the laws of the State of Wisconsin, the Board of Directors of the Company is responsible for managing the Company’s business and affairs.

The directors and officers of the Company as of September 30, 2005, together with information as to their principal business occupations during the last five years and other information, are shown below.  Daniel T. Murphy and Paul A. Perry (indicated with an asterisk*) are deemed to be “interested persons” of the Fund, as defined in the 1940 Act, because they serve as directors and officers of Northern Capital Management, LLC, the Fund’s investment adviser (the “Adviser” or “Northern”).

Independent Directors

Name, Address and Age	Position(s) Held with Fund	Term of Office	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
John R. Walsh 4781 Hayes Road P.O. Box 1587 Madison, Wisconsin 53701 Age: 48	Director since June 2003	Indefinite	Mr. Walsh is Vice President, Brokerage and Commercial Development of Munz Corporation, a commercial real estate brokerage, development and management company. He has held this position since 1994.	1	None

Christopher M. Miller N56W24879 North Corporate Circle, Suite 100 Sussex, Wisconsin 53089 Age: 40	Director since April 2004	Indefinite	Mr. Miller has been an owner of Great Lakes Sales & Engineering, Inc., a manufacturers’ representative agency, for the past 15 years.	1	None

Jeffrey L. Bernstein 5633 Odana Road Madison, Wisconsin 53719 Age: 45	Director since March 2005	Indefinite	Mr. Bernstein has been employed by Mad Mufflers Inc., d.b.a. Car-X Auto Service, an automobile services company, for 26 years, and has been President since 1996, with complete operational and financial responsibility for nine retail locations.	1	None

Interested Directors and Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
Daniel T. Murphy* 8010 Excelsior Drive, Suite 300 Madison, Wisconsin 53717 Age: 42	Director, Chairman, and President since June 2003	Indefinite	Mr. Murphy received his MBA in 1988 and his BBA in 1986 from the University of Wisconsin-Madison. Mr. Murphy is the President, Chief Investment Officer, Portfolio Manager and a Director of Northern. He has served Northern in various capacities since March 1995. Prior to that, he was a Senior Investment Analyst at Brinson Partners, Inc., a private equity and venture capital firm, starting in December 1989. Mr. Murphy is a Chartered Financial Analyst.	1	None

Paul A. Perry* 8010 Excelsior Drive, Suite 300 Madison, Wisconsin 53717 Age: 48	Director and Vice President since June 2003	Indefinite	Mr. Perry received his MA and JD from the University of Nebraska in 1983 and his BBA from the University of Wisconsin-Eau Claire in 1979. Mr. Perry is Director of Account Management and a Director of Northern. He has served Northern in various capacities since April 1994. Prior to that, he was Vice President of Trust for Associated Bank and prior to that, he was an Economist at First Interstate Bank of Arizona.	1	None

Brian A. Hellmer 8010 Excelsior Drive Suite 300 Madison, Wisconsin 53717 Age: 41	Secretary since June 2003	Indefinite

Mr. Hellmer received his MS in 1989 and his BBA in 1987 from the University of Wisconsin-Madison.  Mr. Hellmer is the Director of Research and a Portfolio Manager at Northern.  He has served Northern in various capacities since April 1996.  Prior to that, he was a Senior Investment Analyst at Fleet Investment Advisors as well as a member of their Investment Policy Committee.  Mr. Hellmer is a Chartered Financial Analyst.

				N/A	N/A

Sarah M. Lucas 8010 Excelsior Drive Suite 300 Madison, Wisconsin 53717 Age: 31	Treasurer since June 2003 and Chief Compliance Officer since October 2004	Indefinite

Ms. Lucas received her BBA in Accounting from the College of William and Mary in 1996.  Ms. Lucas is the Chief Compliance and Financial Officer of Northern and has served in that role since November 2002.  Prior to joining Northern, she was a Portfolio Analyst at PPM America, Inc., an asset management firm.  Prior to PPM, she was a Senior Analyst at First Security Investor Reporting, which provides mortgage analysis and systems services for financial institutions, investment banks, investors, rating agencies and government organizations.  Prior to that, Ms. Lucas was a Senior Consultant with KPMG LLP.

				N/A	N/A

The Board of Directors has one standing committee—an Audit Committee.  The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Company and for selecting the Company’s independent auditor.  The Committee held two meetings during the last fiscal year.  All of the Company’s independent directors—Messrs. Walsh, Miller and Bernstein—comprise the Audit Committee, and Mr. Walsh serves as the chairman. Mr. Bernstein became a member of the Audit Committee in May 2005. Kirsten E. Spira was a member and the chairman of the Audit Committee until March 15, 2005, when she resigned from the Board of Directors.

The following table sets forth the dollar range of Fund shares beneficially owned by each director as of December 31, 2004, stated using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Dollar Range of Equity Securities Beneficially Owned(1)
Name of Director	NorCap Growth Fund
Daniel T. Murphy(2)	over $100,000
Paul A. Perry(2)	over $100,000
John R. Walsh	over $100,000
Kirsten E. Spira(3)	None
Christopher M. Miller	$50,001 - $100,000
Jeffrey L. Bernstein(3)	None

________________________________

(1)

Beneficial ownership is determined in accordance with Rule 16(a)-1(a)(2) under the Securities Exchange Act of 1934, as amended.

(2)

This director is deemed an “interested person” as defined in the 1940 Act.

(3)

Mr. Bernstein was appointed to the Board of Directors on March 8, 2005.   Ms. Spira resigned from the Board of Directors on   March 15, 2005 and is no longer a member of the Board.

Directors and officers of the Company who are also officers, directors or employees of the Adviser do not receive any remuneration from the Fund for serving as directors or officers.  Accordingly, Messrs. Murphy, Perry, Hellmer and Ms. Lucas do not receive any remuneration from the Fund for their services as directors and/or officers.  Neither the Company nor the Fund maintains any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Company or Fund expenses.  The following table provides information relating to compensation paid to Mr. Walsh, Ms. Spira, Mr. Miller, and Mr. Bernstein for their services as directors of the Company for the period from July 1, 2004 to June 30, 2005.

Name	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Paid to Directors
John R. Walsh	$2,250	$0	$0	$2,250
Kirsten E. Spira(2)	$1,250	$0	$0	$1,250
Christopher M. Miller	$2,250	$0	$0	$2,250
Jeffrey L. Bernstein(2)	$500	$0	$0	$500

___________________________

(1)

Each director who is not deemed an “interested person” of the Fund, as defined in the 1940 Act, receives (i) $500 for each Board of Directors meeting attended by such person, and (ii) reimbursement of reasonable expenses incurred in connection therewith. In addition, such persons serving on the Audit Committee received a special, one-time meeting fee of $250 each for attendance at the August 2004 Audit Committee meeting. Director compensation may be paid in cash and/or Fund shares at the election of the Director.

(2)

Mr. Bernstein was appointed to the Board of Directors on March 8, 2005.  Ms. Spira was a member of the Board of Directors from June 18, 2003 until March 15, 2005.

As of September 30, 2005, officers and directors of the Fund beneficially owned [?]% of the Fund’s then outstanding shares.

CODE OF ETHICS

The Fund and the Adviser have adopted a Code of Ethics, as amended February 1, 2005 (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act.  The Code of Ethics governs all access persons of the Fund and Adviser and includes a statement on insider trading.  The term “access persons” includes a director, officer or advisory person of the Fund or Adviser.  An advisory person includes any employee of the Fund or of the Adviser, and any natural person in a control relationship to the Fund or Adviser who obtains information concerning recommendations made to the Fund regarding the purchase or sale of a security.  The Code of Ethics is based upon the principle that access persons of the Fund and Adviser have a fiduciary duty to the Adviser’s clients and Fund shareholders to conduct their affairs, including their personal securities transactions, in such a manner to avoid (i) serving their own personal interests ahead of clients, (ii) taking inappropriate advantage of their position with the Adviser and the Fund, and (iii) any actual or potential conflicts of interest or any abuse of their position of trust and responsibility.

The Code of Ethics permits access persons to invest in securities, subject to certain restrictions.  The Code of Ethics prohibits access persons from purchasing or selling any security that is being actively considered for purchase or sale by the Adviser or is being purchased or sold by any client portfolio of the Adviser.  The Code of Ethics also creates a black-out period seven days before and seven days after any client portfolio of the Adviser’s trades in a security, during which period access persons may not buy or sell such security.  In addition, the Code of Ethics prohibits access persons from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) security within 60 calendar days.  Any profits from violations of the seven day black-out provision or the short-term trading provision are subject to unwinding or disgorgement.  All access persons (other than disinterested directors) must preclear all transactions, and all access persons (other than disinterested directors, subject to certain exceptions) must submit initial and annual securities holdings reports and quarterly transaction reports.  The Code of Ethics places other limitations on the acquisition of securities by access persons (other than disinterested directors), such as prohibiting the purchase of securities in an initial public offering and restricting the purchase of private placement securities.

Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”), has adopted a Code of Ethics effective as of April 14, 2001 which prohibits access persons from purchasing or selling any security which he or she knows or should have known that the Fund has a pending buy or sell order until that order is executed or withdrawn.  The Distributor’s Code of Ethics also prohibits access persons from purchasing securities in an initial public offering, or in a private placement without prior approval from the president of the Distributor.  Access persons include any director or officer of the Distributor who in the ordinary course of business makes, participates in or obtains information regarding the purchase or sale of securities for the Fund or whose duties as part of the ordinary course of business relate to the making of recommendations to the Fund regarding the purchase or sale of securities.

PROXY VOTING POLICIES

The Board of Directors of the Fund has adopted proxy voting procedures that delegate to the Adviser the authority to vote proxies, subject to the supervision of the Board.  The Board of Directors also authorized the Adviser to retain a third party voting service to provide recommendations on proxy votes or vote proxies on the Fund’s behalf.

The Adviser’s policies generally provide that the Adviser’s Investment Committee will decide how to vote proxies on various issues on a case-by-case basis, with the intention being to vote proxies in the best interest of client accounts.  The Adviser has adopted proxy voting guidelines that may be employed when considering how to vote proxies.  Proxy solicitations that might involve a conflict of interest between the Adviser and client interests will be handled by the Investment Committee in one of the following ways:

1.

Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on the Adviser’s part;

2.

Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service;

3.

Refer the proxy to the client or to a fiduciary of the client for voting purposes;

4.

Suggest that the client engage another party to determine how the proxy should be voted; or

5.

Disclose the conflict to the client or, with respect to the Fund, the Fund’s Board of Directors (or its delegate), and obtain the client’s or Board’s direction to vote the proxies.

In the event of a conflict between the interests of the Adviser and the Fund with regard to a proxy vote, the disinterested directors on the Fund’s Board of Directors will be responsible for resolving the conflict.

Information regarding how the Fund voted proxies relating to portfolio securities during the period from July 1, 2004 through June 30, 2005 is available without charge, upon request, by calling 1-866-5NORCAP, and by accessing the SEC’s website at http://www.sec.gov.

PRINCIPAL SHAREHOLDERS

As of September 30, 2005, except as provided below, no person was known by the Company to own of record or beneficially 5% or more of the outstanding shares of the Fund. Any person that beneficially owns more than 25% of the outstanding shares of the Fund may be considered a “controlling person” of the Fund.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund.

Name and Address	Number of Shares	Percent of Fund
State Street Bank & Trust Co. Madison Psychiatric Association Unitized Plan U/A DTD May 17 99 801 Pennsylvania Avenue Kansas City, MO 64105-1307	[?]	[?] %
American Express Trust Co. FBO American Express Trust Retirement Services 50534 AXP Financial Center Minneapolis, MN 55474-0505	[?]	[?] %
Richland Medical Center P/S 401k Trust FBO Richland Medical Center 301 East 2nd Street Richland Center, WI 53581-1900	[?]	[?] %
Mitra & Co. c/o Marshall & Ilsley Trust Co. N.A. 1000 N. Water Street, Floor 14 Milwaukee, WI 53202-6648	[?]	[?] %
State Street Bank & Trust Co. FBO Various Retirement Plans (CHA) 801 Pennsylvania Avenue Kansas City, MO 64105-1307	[?]	[?] %
Madison Orthodontics Equity Option 5605 Odana Road Madison, WI 53719-1207	[?]	[?] %

INVESTMENT ADVISER

Northern Capital Management, LLC is the investment adviser to the Fund.  Mr. Daniel T. Murphy, who owns a controlling interest in the Adviser, is the President, Chief Investment Officer, Portfolio Manager and a Director of the Adviser and the Chairman and President of the Company.  Mr. Paul A. Perry, the Director of Account Management and a Director of the Adviser, is also a Vice President and Director of the Company.  Mr. Brian A. Hellmer, the Director of Research and a Portfolio Manager of the Adviser, is also the Secretary of the Company.  Ms. Sarah M. Lucas, the Chief Compliance and Financial Officer of the Adviser, is also the Treasurer and Chief Compliance Officer of the Company.  A brief description of the Fund’s investment advisory agreement is set forth in the Prospectus under “Fund Management.”

The advisory agreement between the Adviser and the Fund is dated July 15, 2003 (the “Advisory Agreement”).  The Advisory Agreement has an initial term of two years and is required to be approved annually thereafter by the Board of Directors of the Company or by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).  Each annual renewal must also be approved by the separate vote of the Company’s disinterested directors, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement was approved by the Board on June 18, 2003, and by the initial shareholder of the Fund on June 19, 2003.  On May 26, 2005, the Board considered and approved the renewal of the Advisory Agreement through July 15, 2006. The Advisory Agreement is terminable without penalty, on 60 days’ written notice by the Board of Directors of the Company, by vote of a majority of the Fund’s outstanding voting securities or by the Adviser, and will terminate automatically in the event of its assignment.

As noted above and as required by the 1940 Act, the Company’s Board last reviewed the Advisory Agreement on behalf of the Fund on May 26, 2005.  The Board’s decision to approve the renewal of this contract reflects the exercise of its business judgment on whether to approve the contract.  The Board based its ultimate decision to approve the renewal of the Advisory Agreement on the totality of the circumstances and factors the Board deemed relevant, and with a view to past and future long-term considerations.  In considering the contract and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.

1.

Nature, Extent and Quality of Services Provided to the Fund – The Board’s analysis of the nature, extent and quality of the Adviser’s services to the Fund took into account knowledge gained from the Board’s regular quarterly meetings with the Adviser throughout the year.  In addition, the Board reviewed and considered the Adviser’s resources and key personnel involved in providing investment management services to the Fund.  The Board also considered other services that the Adviser provided for the Fund, such as the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund’s investment restrictions, providing support services to the Board and the Audit Committee of the Board, oversight of the Fund’s other service providers, and monitoring compliance with other applicable securities laws and regulations.  The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund was appropriate and that the Fund was likely to continue to benefit from services provided under its contract with the Adviser.

2.

Investment Performance of the Adviser and the Fund – In considering the investment performance of the Fund, the Board reviewed information regarding the Fund’s performance in comparison to various stock market indices and also peer funds as determined by Lipper.  With respect to the Fund’s performance relative to stock market indices, the Board noted that the Fund had modestly underperformed the Russell 1000 Growth Index and the S&P 500 index for the 12 months ended March 31, 2005 and the period from the Fund’s inception through March 31, 2005.  The Board also considered the Adviser’s quarterly portfolio commentary and review of the Fund’s performance, including discussions of the reasons for the Fund’s underperformance during certain periods.  The Board also reviewed and compared the Fund’s performance relative to two Lipper Large Cap Growth Fund indices and reviewed the Fund’s performance relative to other mutual funds classified by Lipper as being Large Cap Growth mutual funds.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, the Fund and its shareholders were likely to benefit from the Adviser’s continued management of the Fund.

3.

Costs of Services Provided and Profits Realized by the Adviser – The Board examined the fee and expense information for the Fund relative to other funds of comparable size, character and investment objective as determined by Lipper.  The Board noted that the Fund’s investment management fee was in the fourth quartile relative to peer funds, but also observed that the Fund’s total expense ratio, after the Fund’s expense limitation was considered, was in the first quartile relative to the Fund’s peers.

The Board also reviewed and considered management fees charged by the Adviser to other investment advisory clients.  In each instance, sub-advisory and institutional separate account fees were lower than the Fund’s management fee.  However, the Board noted and discussed the extent of the significant additional services provided to the Fund that the Adviser did not provide in the other relationships.  Those services included certain administrative services, oversight of the Fund’s other service providers, director support, risk management, regulatory compliance and various other services.

The Board also considered the costs incurred by the Adviser in providing investment management services to the Fund and the profitability of the Fund to the Adviser.  The Board noted that because of the expense limitation agreement, the Adviser had yet to receive any income from the Fund and continued to reimburse the Fund in addition to the management fees that it waived.  The Board also reviewed and considered the general financial condition of the Adviser.

In light of all of the information that the Board received and considered, it concluded that the management fee and total expenses of the Fund were reasonable with respect to the services provided and the performance of the Fund.

4.

Economies of Scale and Fee Levels Reflecting Those Economies – The Board discussed the Fund’s current fee structure and noted that under the current circumstances, the shareholders of the Fund would not benefit from economies of scale as the Fund’s expenses were capped at a rate equal to the investment advisory fee.  The Board noted, however, that the Fund’s shareholders were receiving a significantly lower expense ratio because of the expense limitation agreement than they would experience if the agreement were not in place.

5.

Benefits Derived from the Relationship with the Fund – The Board noted that the Adviser received minimal ancillary benefits from its association with the Fund in the form of soft-dollar research and the development of managed account relationships.

  On the basis of its review and the foregoing information, the Board of Directors found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of the Fund’s shareholders.

Under the terms of the Advisory Agreement, the Adviser supervises the management of the Fund’s investments and business affairs, subject to the supervision of the Company’s Board of Directors.  At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund.  As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at the annual rate of 0.80% of the average daily net asset value of the Fund.  Pursuant to an expense cap agreement dated July 15, 2003 between the Adviser and the Fund, the Adviser agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 0.80% of the Fund’s average daily net assets.  The expense cap agreement will continue in effect until June 30, 2007, with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal. The table below summarizes the effect of the expense cap agreement, and shows the fees paid to the Adviser for services performed for the fiscal years ended June 30, 2005 and 2004, and the fees that the Adviser would have received had the expense cap agreement not been adopted.

	Fees paid to the Adviser for services performed	Fees paid to the Adviser had Adviser not waived its fees
Fiscal period ended June 30, 2004(1)	$0	$131,663
Fiscal year ended June 30, 2005	$0	$176,482

_______________________

(1) The Fund commenced operations on August 29, 2003.

FUND TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business.  The Adviser seeks the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Adviser or the Fund.  The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.  Purchases may be made from underwriters, dealers and, on occasion, the issuers.  Commissions will be paid on the Fund’s futures and options transactions.  The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads.  The Fund may pay mark-ups on principal transactions.  In selecting broker-dealers and in negotiating commissions, the Adviser considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.  Brokerage will not be allocated based on the sale of a Fund’s shares.

The following table shows the aggregate amount of brokerage commissions paid by the Fund for the fiscal years ended June 30, 2005 and 2004.

Brokerage commissions paid
Fiscal period ended June 30, 2004(1)	$29,540
Fiscal year ended June 30, 2005	$29,706

_______________________

 (1) The Fund commenced operations on August 29, 2003.

During the fiscal year ended June 30, 2005, the Fund acquired shares of Goldman Sachs Group, Inc.  and Citigroup, Inc., two of the Fund’s regular broker dealers.  As of June 30, 2005, the value of the shares were $331,565 and $673,802, respectively.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction.  Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In selecting brokers, the Adviser considers investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility.  Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Fund.  The Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund.  The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser’s overall responsibilities with respect to the accounts as to which they exercise investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (c) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.  The investment advisory fees paid by the Fund under the Advisory Agreement are not reduced as a result of the Adviser’s receipt of research services.

The Adviser places portfolio transactions for other advisory accounts managed by the Adviser.  Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund.  The Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by them.  Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary.  However, the Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.  The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund.  In making such allocations between the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers of the Fund

As described in the Prospectus under “Fund Management,” each portfolio manager listed below is jointly responsible for the management of the Fund and the other accounts set forth in the following table.  Messrs. Murphy and Hellmer handle day-to-day management responsibilities, while Mr. Hawk reviews all portfolios with them on a weekly basis.  None of the Adviser’s mutual fund clients pays a performance-based fee to the Adviser.  None of the portfolio managers manages any pooled investment vehicles other than the Fund and two other investment companies for which the Adviser serves as subadviser.

Other Accounts Managed by the Portfolio Managers(1)

	Other Registered Investment Companies		Other Accounts Managed by Portfolio Manager
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number With Performance -Based Fees	Total Assets of Accounts with Performance –Based Fees
Daniel T. Murphy	2	$60,265,893	342	$1,962,000,000	1	$36,111,401
Brian A. Hellmer	2	$60,265,893	342	$1,962,000,000	1	$36,111,401
Stephen L. Hawk	2	$60,265,893	342	$1,962,000,000	1	$36,111,401

_______________________

(1)

As of June 30, 2005.

The Adviser and its individual portfolio managers advise multiple accounts for numerous clients.  In addition to the Fund, these accounts include two other mutual funds for which the Adviser serves as subadviser and a large number of separate accounts. The Adviser manages potential conflicts of interest between the Fund and other types of accounts through trade allocation policies and oversight by the Adviser’s compliance department.  Allocation policies are designed to address potential conflicts of interest in situations where the Fund and/or other accounts participate in transactions involving the same securities.

Compensation of Portfolio Managers

The Adviser compensates portfolio managers with a base salary and an annual incentive bonus.  A portfolio manager’s base salary is generally a fixed amount based on level of experience and responsibilities.  A portfolio manager’s bonus is determined primarily by the overall profitability of the Adviser and the person’s contributions to the firm.

Ownership of Fund Shares by Portfolio Managers

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of June 30, 2005, stated using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Dollar Range of Equity Securities Beneficially Owned(1)
Portfolio Manager	NorCap Growth Fund
Daniel T. Murphy	over $100,000
Brian A. Hellmer	over $100,000
Stephen L. Hawk	over $100,000

_________________

(1)

Beneficial ownership is determined in accordance with Rule 16(a)-1(a)(2) under the Securities Exchange Act of 1934, as amended.

DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor”), a Delaware limited liability company, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202, is the principal distributor for the shares of the Fund pursuant to a Distribution Agreement dated July 15, 2003 (the “Distribution Agreement”).  The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc., and is affiliated with the Fund’s transfer agent and custodian.  Shares of the Fund are offered on a continuous basis.  The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares.  The Distributor shall also make the Fund’s shares available for sale and redemption through the National Securities Clearing Corporation’s SERV System.  Compensation for these services will be paid to the Distributor by the Adviser, not the Fund.  The following table summarizes the fees paid to the Distributor for the fiscal years ended June 30, 2005 and 2004.

Fees paid to the Distributor for services performed
Fiscal period ended June 30, 2004(1)	$0
Fiscal year ended June 30, 2005	$0

_________________

(1) The Fund commenced operations on August 29, 2003.

CUSTODIAN

As custodian of the Fund’s assets, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Company.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A. and the Distributor, acts as transfer agent and dividend-disbursing agent for the Fund (the “Transfer Agent”).

ADMINISTRATOR AND FUND ACCOUNTANT

USBFS also provides administrative and fund accounting services to the Fund pursuant to separate Administration and Fund Accounting Agreements.  Under these Agreements, USBFS calculates the daily net asset value of the Fund and provides administrative services (which include clerical, compliance and regulatory services such as filing all required federal income and excise tax returns and state property tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals).  For the administrative services, USBFS receives from the Fund, a fee, computed daily and payable monthly based on the Fund’s average net assets at the annual rate of 0.08 of 1% on the first $300 million, 0.07 of 1% on the next $500 million and 0.04 of 1% on the average net assets in excess of $500 million, subject to an annual minimum of $40,000, plus out-of-pocket expenses.  For the accounting services, USBFS receives from the Fund, a fee, computed daily and payable monthly, at the annual rate of $30,000 for the first $100 million of the Fund’s average net assets, 0.0125 of 1% on the next $200 million and 0.0075 of 1% on the average net assets in excess of $200 million. The following table shows fees paid to USBFS for administrative and fund accounting services for the fiscal years ended June 30, 2005 and 2004.

Fees paid to USBFS for services performed
Fiscal period ended June 30, 2004(1)	$59,562
Fiscal year ended June 30, 2005	$74,397

_________________

(1) The Fund commenced operations on August 29, 2003.

SHAREHOLDER MEETINGS

The 1940 Act permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances.  The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Company does not normally hold shareholders' meetings except when required by the 1940 Act or other applicable law. The Board will call a shareholders' meeting for the purpose of voting on the question of removal of a Director when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Company that are entitled to vote.

PURCHASE AND PRICING OF SHARES

Shares of the Fund are sold on a continuous basis at the Fund’s net asset value.  As set forth in the Prospectus under “Valuation of Fund Shares,” the Fund’s net asset value per share is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business.  The Fund is not required to calculate its net asset value on days during which that Fund receives no orders to purchase shares and no shares are tendered for redemption.  Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding.  The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.  Common stocks and other equity-type securities are valued at the last trade price on the national securities exchange on which such securities are primarily traded, and with respect to equity securities traded on Nasdaq, such securities are valued using the Nasdaq Official Closing Price.  However, securities traded on a national securities exchange for which there were no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices.  Other exchange-traded securities (generally foreign securities) will be valued based on market quotations.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors or its delegate.  The Board of Directors has approved the use of pricing services to assist the Fund in the determination of net asset value.  Short-term fixed income securities held by the Fund are generally valued on an amortized cost basis.

The calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation.  Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 p.m. Eastern Time, and at other times, may not be reflected in the calculation of net asset value of the Fund.

Detailed information on the purchase and redemption of shares is included in the Prospectus.  Shares of the Fund are sold without a sales charge at the next price calculated after receipt of an order for purchase.  In order to purchase shares of a Fund, you must invest the initial minimum investment, which ordinarily must be at least $1,000.  However, the Company reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k)’s or other tax-deferred retirement plans.  You may purchase shares on any day that the NYSE is open for business by placing orders with the Transfer Agent or Distributor.  The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations.  This includes those who are unable to provide adequate identification pursuant to the USA PATRIOT Act.

You may request redemption of part or all of your Fund shares at any time by submitting such request to the Transfer Agent or Distributor.  The price you receive will be the net asset value next determined after the Transfer Agent receives your request in proper form.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, the Fund may hold payment of that portion of an investment which was made by check which has not been collected for up to 12 days.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund does not provide or permit others to provide information about the Fund’s portfolio holdings to any third party on a selective basis, except as permitted by the Fund’s policy regarding disclosure of portfolio holdings (the “Disclosure Policy”).  Pursuant to the Disclosure Policy, the Fund and/or the Adviser may disclose information about the Fund’s portfolio holdings only in the following circumstances:

•

The Adviser may disclose Fund portfolio holdings to the Fund’s service providers (administrator, fund accountant, custodian and transfer agent) in connection with the fulfillment of their duties to the Fund.  These service providers are required by contract with the Fund to keep such information confidential and not use it for any purpose other than the purpose for which the information was disclosed.

•

The Adviser may disclose Fund portfolio holdings to other service providers who owe a fiduciary duty or other duty of trust or confidence to the Fund, such as the Fund’s legal counsel and independent auditors.

In addition, the Fund discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and six-month period.  The Fund also discloses its portfolio holdings as of the end of the first and third fiscal quarters by filing Form N-Q with the SEC and as of the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC.

Moreover, the Fund’s portfolio holdings as of each quarter end are disclosed to certain rating agencies generally no earlier than ten days after each calendar quarter end.  The Fund also posts to its website the Fund’s portfolio holdings as of each month end, generally no earlier than five days after each month end.

The Board of Directors has delegated to the Chief Compliance Officer of the Company the responsibility to monitor the foregoing policy and to address any violations thereof.

ANTI-MONEY LAUNDERING PROGRAM

The Company has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Company’s Program provides for the development of internal practices, procedures and controls, the designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  It also includes a customer identification program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s transfer agent has established proper anti-money laundering procedures that require it to report suspicious and/or fraudulent activity, verify the identity of new shareholders, check shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and undertake a complete and thorough review of all new account applications.  The Company will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Pursuant to the USA PATRIOT Act and the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

TAXATION OF THE FUND

The Fund intends to qualify annually as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and if so qualified will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis.  As a result of being a regulated investment company, net capital gain that the Fund distributes to shareholders will retain their original capital gain character in the shareholders’ individual tax returns.  In the event a Fund fails to qualify as a “regulated investment company,” it will be treated as a regular corporation for federal income tax purposes.  Accordingly, the Fund would be subject to federal income taxes and any distributions that it makes would be taxable and non-deductible by the Fund.  This would increase the cost of investing in such Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

The Fund will distribute to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year).  Such distributions will be combined with distributions of capital gains and shareholders will be advised of the nature of the payments.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor.  There may be other federal, state or local tax considerations applicable to a particular investor.  Investors are urged to consult their own tax advisors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, have been selected as the independent auditors for the Fund.  Ernst & Young LLP will audit and report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s federal income tax returns, and perform other professional services when engaged to do so by the Fund.

FINANCIAL STATEMENTS

The following financial statements of the Fund are incorporated herein by reference to the Fund’s Annual Report for the fiscal year ended June 30, 2005:

(a)

Schedule of Investments.

(b)

Statement of Assets and Liabilities.

(c)

Statement of Operations.

(d)

Statement of Changes in Net Assets.

(e)

Financial Highlights.

(f)

Notes to the Financial Statements.

(g)

Report of Independent Registered Public Accounting Firm.

COUNSEL

Godfrey & Kahn, S.C., 780 N. Water Street, Milwaukee, WI  53202, serves as counsel to the Company and has passed upon the legality of the shares offered by the Fund.

PERFORMANCE

From time to time, the yield and total return of shares of the Fund may be quoted in advertisements, shareholder reports or other communications to shareholders.  Performance information is generally available by calling the Funds (toll-free) at 1-866-5NORCAP.

PART C

OTHER INFORMATION

Item 23.

Exhibits

See “Exhibit Index.”

Item 24.

Persons Controlled by or under Common Control with Registrant

Registrant neither controls any person nor is under common control with any other person.

Item 25.

Indemnification

Article VII of Registrant’s By-Laws provides as follows:

ARTICLE VII.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

SECTION 7.01. Mandatory Indemnification. The Corporation shall indemnify, to the full extent permitted by Sections 180.0850 through 180.0859 (or any successor provisions) of the Wisconsin Business Corporation Law (the “WBCL”), as in effect from time to time, its “directors and officers” (within the meaning of Section 180.0850(2) of the WBCL). The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

SECTION 7.02. Permissive Supplementary Benefits. The Corporation may, but shall not be required to, supplement the right of indemnification under Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

SECTION 7.03. Amendment. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

SECTION 7.04. Investment Company Act. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 26.

Business and Other Connections of Investment Adviser

The information contained under (i) “Fund Management” in the Prospectus, (ii) “Directors and Officers” and “Investment Adviser” in the Statement of Additional Information, and (iii) Part I of Northern Capital Management, LLC’s Form ADV as filed with the Securities and Exchange Commission is hereby incorporated by reference.

To the best of Registrant’s knowledge, none of the Adviser’s directors or executive officers is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years except as noted below.

Name of Director/Officer	Other Business, Profession, Vocation or Employment of Substantial Nature Within Last Two Fiscal Years
None

Item 27.

Principal Underwriters

(a)

Quasar Distributors, LLC, the Registrant’s principal underwriter, also acts as principal underwriter for the following investment companies:

Advisors Series Trust	The Hennessy Funds, Inc.
AHA Investment Funds	The Hennessy Mutual Funds, Inc.
Alpha Analytics Investment Trust	Jacob Internet Fund
Alpine Equity Trust	The Jensen Portfolio, Inc.
Alpine Series Trust	Kenwood Funds
Alternative Investment Advisors	Kit Cole Investment Trust
Blue & White Fund	Light Revolution Fund, Inc.
Brandes Investment Trust	The Lindner Funds
Brandywine Advisors Fund, Inc.	LKCM Funds
Brazos Mutual Funds	Matrix Asset Advisor Value Fund, Inc.
Buffalo Funds	Monetta Fund, Inc.
Builders Fixed Income Fund, Inc.	Monetta Trust
CCM Advisors Funds	MUTUALS.com
CCMA Select Investment Trust	MW Capital Management Funds
Country Mutual Funds Trust	Optimum Q Funds
Cullen Funds Trust	Permanent Portfolio
Dow Jones Islamic Index	PIC Investment Trust Funds
Everest Funds	Professionally Managed Portfolios
First American Funds, Inc.	Prudent Bear Mutual Funds
First American Insurance Portfolios, Inc.	Purisima Funds Trust
First American Investment Funds, Inc.	Rainier Funds
First American Strategy Funds, Inc.	SEIX Funds, Inc.
FFTW Funds, Inc.	TIFF Investment Program, Inc.
Fort Pitt Capital Funds	Thompson Plumb Funds, Inc.
Gintel Fund	TT International U.S.A. Master Trust
Glenmede Fund, Inc.	Wexford Trust
Guinness Atkinson Funds	Zodiac Trust
Harding, Loevner Funds, Inc.

(b)

To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President, Board Member	None
Donna J. Berth	Treasurer	None
Joe Redwine	Board Member	None
Bob Kern	Board Member	None
Eric W. Falkeis	Board Member	None
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c)  None.

Item 28.

Location of Accounts and Records

All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Northern Capital Management, LLC, Registrant’s investment adviser, at Registrant’s corporate offices, except records held and maintained by U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 and U.S. Bancorp Fund Services LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, relating to the former’s function as custodian and the latter’s function as transfer agent, administrator and fund accountant.

Item 29.

Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.

Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Madison and State of Wisconsin on the 4th  day of August, 2005.

NORCAP FUNDS, INC. (Registrant)

By:

/s/ Daniel T. Murphy

Daniel T. Murphy

Chairman and President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/ Daniel T. Murphy	Chairman, President (Principal	August 4, 2005
Daniel T. Murphy	Executive Officer) and a Director

/s/ Sarah M. Lucas	Treasurer (Principal Financial Officer	August 4, 2005
Sarah M. Lucas	and Principal Accounting Officer)

/s/ Paul A. Perry	Vice President and Director	August 4, 2005
Paul A. Perry

/s/ John R. Walsh	Director	August 5, 2005
John R. Walsh

/s/ Christopher M. Miller	Director	August 8, 2005
Christopher M. Miller

/s/ Jeffrey L. Bernstein	Director	August 9, 2005
Jeffrey L. Bernstein

EXHIBIT INDEX

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(a)	Registrant’s Articles of Incorporation	Form N-1A filed May 15, 2003

(b)	Registrant’s By-Laws	Form N-1A filed May 15, 2003

(c)	None

(d.1)	Investment Advisory Agreement	Pre-Effective Amendment No. 1 filed July 11, 2003

(d.2)	Expense Cap Agreement	Pre-Effective Amendment No. 1 filed July 11, 2003

(e)	Distribution Agreement	Pre-Effective Amendment No. 1 filed July 11, 2003

(f)	None

(g)	Custodian Servicing Agreement	Pre-Effective Amendment No. 1 filed July 11, 2003

(h.1)	Transfer Agent Servicing Agreement	Pre-Effective Amendment No. 1 filed July 11, 2003

(h.2)	Fund Administration Servicing Agreement	Pre-Effective Amendment No. 1 filed July 11, 2003

(h.3)	Fund Accounting Servicing Agreement	Pre-Effective Amendment No. 1 filed July 11, 2003

(i)	Opinion and Consent of Godfrey & Kahn, S.C	Pre-Effective Amendment No. 1 filed July 11, 2003

(i.1)	Consent of Godfrey & Kahn, S.C.		X

(j)	Consent of Ernst & Young LLP		X

(k)	None

(l)	Initial Subscription Agreement	Pre-Effective Amendment No. 1 filed July 11, 2003

(m)	None

(n)	None

(o)	Reserved

(p)	Code of Ethics of Northern Capital Management, LLC and NorCap Funds, Inc. (Revised April 29, 2005)		X